EXHIBIT 24.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2001appearing in ANTs software inc.'s Transition Report on Form 10-KSB filed with the Securities and Exchange Commission on March 22, 2001.

Date: June 4, 2001


                                          /S/ Farber & Hass, LLP